EXHIBIT 99.1


                                MALT 2004-7 gp10
                        Whole Loan 30YR Fixed-Rate Alt-A


Deal Size                                                                                               $27mm approx.

WAM                                                                                                       358 +/- 2 months

GWAC                                                                                                    6.31% +/-10bps

Avge. Loan Balance (32% conf)                                                                           $286k approx.

Cashout                                                                                                 20.0% approx.

Geo                                                                                CAL                  31.0% approx.
                                                                                   NY                   14.0% approx.
                                                                                   Fl                   11.0% approx.

WA FICO                                                                                                   707 approx.

Prepay Penalties                                                                                        20.0% approx.

AAA Ratings                                                                                      2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                                           6.00% approx.

Pricing Speed                                                                                            100% PPC

PPC Ramp                                                                   4-16 Cpr in 12 months and 18CPR thereafter

Settlement Date                                                                                     07/30/04

Depositor                                                               Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                                      Wells Fargo Bank Minnesota, NA


                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                           [UBS Investment Bank Logo]


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                               UBS Investment Bank
                            Fixed Bid Stratification
                                 Available; 30YR
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                    COUNT              UPB        %
--------------------------------------------------------------------------------
Conforming                                         61    $8,875,602.00    32.76%
Non-Conforming                                     35    18,218,021.00    67.24
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $27,093,622.77
Data as of Date: 2004-07-01
GROSS WAC: 6.3042%
NET WAC: 6.008%
% SF/PUD: 89.64%
% FULL/ALT: 15.05%
% CASHOUT: 21.00%
% PURCHASE: 56.65%
% INVESTOR: 2.15%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 74.11%
% FICO > 679: 68.78%
% NO FICO: 0.24%
WA FICO: 706
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 19.93%
CALIFORNIA %: 31.79%
Latest Maturity Date: 20340501
Loans with Prepay Penalties: 19.93%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                    COUNT              UPB        %
--------------------------------------------------------------------------------
15 YR FXD                                           1      $428,582.00     1.58%
30 YR FXD                                          95    26,665,041.00    98.42
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                                COUNT              UPB        %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                           16    $1,258,000.00     4.62%
$100,000.01 - $150,000.00                          20     2,441,893.00     8.97
$150,000.01 - $200,000.00                          13     2,208,375.00     8.11
$200,000.01 - $250,000.00                           6     1,320,850.00     4.85
$250,000.01 - $300,000.00                           5     1,339,900.00     4.92
$300,000.01 - $350,000.00                           5     1,738,000.00     6.39
$350,000.01 - $400,000.00                          10     3,794,100.00    13.94
$400,000.01 - $450,000.00                           3     1,290,350.00     4.74
$450,000.01 - $500,000.00                           1       473,000.00     1.74
$500,000.01 - $550,000.00                           4     2,119,000.00     7.78
$550,000.01 - $600,000.00                           3     1,761,830.00     6.47
$600,000.01 - $650,000.00                           6     3,803,000.00    13.97
$650,000.01 - $700,000.00                           1       700,000.00     2.57
$750,000.01 - $800,000.00                           1       771,850.00     2.84
$800,000.01 - $850,000.00                           1       809,000.00     2.97
$1,000,000.01 >=                                    1     1,390,000.00     5.11
--------------------------------------------------------------------------------
Total:                                             96   $27,219,148.00   100.00%
--------------------------------------------------------------------------------
Minimum: $55,000.00
Maximum: $1,390,000.00
Average: $283,532.79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                                  COUNT              UPB        %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                           16    $1,252,874.00     4.62%
$100,000.01 - $150,000.00                          20     2,424,855.00     8.95
$150,000.01 - $200,000.00                          13     2,195,592.00     8.10
$200,000.01 - $250,000.00                           6     1,314,474.00     4.85
$250,000.01 - $300,000.00                           5     1,335,154.00     4.93
$300,000.01 - $350,000.00                           5     1,732,143.00     6.39
$350,000.01 - $400,000.00                          10     3,772,545.00    13.92
$400,000.01 - $450,000.00                           3     1,284,431.00     4.74
$450,000.01 - $500,000.00                           1       471,542.00     1.74
$500,000.01 - $550,000.00                           4     2,112,505.00     7.80
$550,000.01 - $600,000.00                           3     1,750,451.00     6.46
$600,000.01 - $650,000.00                           6     3,787,844.00    13.98
$650,000.01 - $700,000.00                           1       696,397.00     2.57
$750,000.01 - $800,000.00                           1       771,632.00     2.85
$800,000.01 - $850,000.00                           1       806,501.00     2.98
$1,000,000.01 >=                                    1     1,384,683.00     5.11
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: $54,900.29
Maximum: $1,384,683.11
Average: $282,225.24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                      COUNT              UPB        %
--------------------------------------------------------------------------------
5.001% - 5.250%                                     1      $114,680.00     0.42%
5.501% - 5.750%                                     2     1,200,246.00     4.43
5.751% - 6.000%                                    28     9,843,041.00    36.33
6.001% - 6.250%                                     6     3,039,418.00    11.22
6.251% - 6.500%                                    24     7,064,706.00    26.08
6.501% - 6.750%                                    17     2,835,050.00    10.46
6.751% - 7.000%                                     6     1,286,885.00     4.75
7.001% - 7.250%                                     6       892,389.00     3.29
7.251% - 7.500%                                     3       454,944.00     1.68
7.501% - 7.750%                                     2       208,522.00     0.77
7.751% - 8.000%                                     1       153,743.00     0.57
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 8.000%
Weighted Average: 6.304%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                        COUNT              UPB        %
4.501% - 4.750%                                     1      $114,680.00     0.42%
4.751% - 5.000%                                     1       186,926.00     0.69
5.001% - 5.250%                                     1       771,632.00     2.85
5.251% - 5.500%                                     2     1,235,115.00     4.56
5.501% - 5.750%                                    26     8,849,614.00    32.66
5.751% - 6.000%                                     7     3,114,300.00    11.49
6.001% - 6.250%                                    30     8,108,364.00    29.93
6.251% - 6.500%                                    14     2,356,858.00     8.70
6.501% - 6.750%                                     8     1,571,325.00     5.80
6.751% - 7.000%                                     5       710,593.00     2.62
7.251% - 7.500%                                     1        74,217.00     0.27
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 7.375%
Weighted Average: 6.008%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jul 20, 2004 14:05             Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                 Available; 30YR
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity                       COUNT              UPB        %
--------------------------------------------------------------------------------
360 - 360                                          96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity               COUNT              UPB        %
--------------------------------------------------------------------------------
301 - 359                                          96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 331
Maximum: 358
Weighted Average: 355
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                       COUNT              UPB        %
--------------------------------------------------------------------------------
2 - 2                                               3      $713,392.00     2.63%
3 - 3                                              21     5,553,713.00    20.50
4 - 4                                              30     7,342,542.00    27.10
5 - 5                                              15     5,064,410.00    18.69
6 - 6                                               8     2,336,695.00     8.62
7 - 12                                             18     5,971,147.00    22.04
25 - 36                                             1       111,724.00     0.41
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 2
Maximum: 29
Weighted Average: 5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                     COUNT              UPB        %
--------------------------------------------------------------------------------
0 - 0                                               1       $66,270.00     0.24%
600 - 609                                           1       139,128.00     0.51
620 - 629                                           4       823,933.00     3.04
630 - 639                                           6     2,229,322.00     8.23
640 - 649                                           4     1,298,636.00     4.79
650 - 659                                           7     2,349,271.00     8.67
660 - 669                                           3       788,958.00     2.91
670 - 679                                           3       762,040.00     2.81
680 - 689                                           3       491,240.00     1.81
690 - 699                                           4       773,856.00     2.86
700 - 709                                          16     4,304,686.00    15.89
710 - 719                                          11     3,871,343.00    14.29
720 - 729                                           5     1,568,440.00     5.79
730 - 739                                           3       664,205.00     2.45
740 - 749                                           5     1,893,829.00     6.99
750 - 759                                           3       486,454.00     1.80
760 - 769                                           7     1,245,793.00     4.60
770 - 779                                           6     1,720,670.00     6.35
790 - 799                                           2     1,125,054.00     4.15
800 - 809                                           1       391,697.00     1.45
810 - 819                                           1        98,796.00     0.36
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 810
Weighted Average: 706
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                             COUNT              UPB        %
--------------------------------------------------------------------------------
25.001% - 30.000%                                   1       $59,891.00     0.22%
35.001% - 40.000%                                   1        98,796.00     0.36
45.001% - 50.000%                                   2       443,591.00     1.64
50.001% - 55.000%                                   1       571,279.00     2.11
55.001% - 60.000%                                   6     2,487,012.00     9.18
60.001% - 65.000%                                   6     3,789,508.00    13.99
65.001% - 70.000%                                   9     3,944,432.00    14.56
70.001% - 75.000%                                   6     1,913,549.00     7.06
75.001% - 80.000%                                  30     9,106,642.00    33.61
80.001% - 85.000%                                   7       749,258.00     2.77
85.001% - 90.000%                                   8     1,107,197.00     4.09
90.001% - 95.000%                                  16     2,546,053.00     9.40
95.001% - 100.000%                                  3       276,415.00     1.02
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 28.57%
Maximum: 100.00%
Weighted Average: 74.11%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                    COUNT              UPB        %
--------------------------------------------------------------------------------
25.001% - 30.000%                                   1       $59,891.00     0.22%
35.001% - 40.000%                                   1        98,796.00     0.36
45.001% - 50.000%                                   2       443,591.00     1.64
50.001% - 55.000%                                   1       571,279.00     2.11
55.001% - 60.000%                                   5     2,015,470.00     7.44
60.001% - 65.000%                                   4     1,633,193.00     6.03
65.001% - 70.000%                                   9     3,944,432.00    14.56
70.001% - 75.000%                                   6     3,179,854.00    11.74
75.001% - 80.000%                                  19     6,744,210.00    24.89
80.001% - 85.000%                                   7       749,258.00     2.77
85.001% - 90.000%                                  10     2,145,617.00     7.92
90.001% - 95.000%                                  18     3,510,723.00    12.96
95.001% - 100.000%                                 13     1,997,309.00     7.37
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 28.57%
Maximum: 100.00%
Weighted Average: 77.29%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                             COUNT              UPB        %
--------------------------------------------------------------------------------
<= 0.000%                                          52   $12,839,645.00    47.39%
1.001% - 6.000%                                     1        79,259.00     0.29
11.001% - 16.000%                                   2     1,124,284.00     4.15
16.001% - 21.000%                                   1       634,621.00     2.34
21.001% - 26.000%                                   3     1,023,354.00     3.78
26.001% - 31.000%                                   6     1,192,443.00     4.40
31.001% - 36.000%                                   9     4,147,499.00    15.31
36.001% - 41.000%                                   8     2,949,544.00    10.89
41.001% - 46.000%                                   8     2,130,795.00     7.86
46.001% - 51.000%                                   5       862,388.00     3.18
51.001% - 56.000%                                   1       109,791.00     0.41
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 54.660%
Weighted Average: 33.679%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jul 20, 2004 14:05             Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                 Available; 30YR
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                        COUNT              UPB        %
--------------------------------------------------------------------------------
California                                         17    $8,613,454.00    31.79%
New York                                           16     3,978,950.00    14.69
Florida                                            13     2,970,364.00    10.96
New Jersey                                          4     1,415,966.00     5.23
Maryland                                            6     1,341,613.00     4.95
North Carolina                                      5     1,031,737.00     3.81
South Carolina                                      4       832,550.00     3.07
Texas                                               4       775,312.00     2.86
Massachusetts                                       1       771,632.00     2.85
Illinois                                            3       660,437.00     2.44
Michigan                                            3       636,231.00     2.35
District Of Columbia                                1       634,621.00     2.34
Connecticut                                         1       548,701.00     2.03
Missouri                                            2       506,935.00     1.87
West Virginia                                       1       269,316.00     0.99
Louisiana                                           2       268,423.00     0.99
Arizona                                             2       252,426.00     0.93
Delaware                                            1       246,616.00     0.91
Pennsylvania                                        2       237,859.00     0.88
Washington                                          1       186,926.00     0.69
Maine                                               1       178,025.00     0.66
Minnesota                                           1       171,542.00     0.63
Alaska                                              1       152,966.00     0.56
Virginia                                            1       115,535.00     0.43
Wyoming                                             1       103,813.00     0.38
Georgia                                             1        98,796.00     0.36
New Mexico                                          1        92,876.00     0.34
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                                  COUNT              UPB        %
--------------------------------------------------------------------------------
States Not CA                                      79   $18,480,169.00    68.21%
South CA                                           13     6,824,432.00    25.19
North CA                                            4     1,789,022.00     6.60
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Zip Code Concentration                          COUNT              UPB        %
--------------------------------------------------------------------------------
90274                                               2    $2,081,080.00     7.68%
90254                                               2       936,081.00     3.45
94558                                               1       806,501.00     2.98
02554                                               1       771,632.00     2.85
07446                                               1       646,426.00     2.39
Other                                              89    21,851,903.00    80.65
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                    COUNT              UPB        %
--------------------------------------------------------------------------------
Purchase                                           60   $15,349,285.00    56.65%
Rate & Term Refi                                   15     6,055,212.00    22.35
Cash Out Refi                                      21     5,689,126.00    21.00
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                               COUNT              UPB        %
--------------------------------------------------------------------------------
No                                                 75   $21,404,497.00    79.00%
Yes                                                21     5,689,126.00    21.00
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                   COUNT              UPB        %
--------------------------------------------------------------------------------
No Income No Asset                                 22    $5,551,234.00    20.49%
Reduced                                            10     4,547,050.00    16.78
No Doc                                             23     4,460,682.00    16.46
Full                                               15     3,650,343.00    13.47
Stated Income Full Asset                            8     3,612,592.00    13.33
Stated Doc                                          6     1,596,532.00     5.89
No Income No Appraisal                              3     1,415,037.00     5.22
No Ratio                                            3     1,246,196.00     4.60
Alternate                                           2       426,189.00     1.57
Asset Only                                          2       423,077.00     1.56
Full Doc DU/LP                                      2       164,691.00     0.61
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                   COUNT              UPB        %
--------------------------------------------------------------------------------
Single Family                                      73   $22,222,773.00    82.02%
Pud                                                 7     1,955,374.00     7.22
Low Rise Condo (2-4 floors)                         5     1,009,061.00     3.72
Coop                                                6       777,483.00     2.87
Condomimium                                         2       401,734.00     1.48
Three Family                                        1       352,652.00     1.30
High Rise Condo (gt 8 floors)                       1       264,755.00     0.98
Single Family Attached                              1       109,791.00     0.41
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                       COUNT              UPB        %
--------------------------------------------------------------------------------
Owner Occupied                                     91   $25,333,967.00    93.51%
Second Home                                         4     1,177,537.00     4.35
Investor Occupied                                   1       582,119.00     2.15
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                     COUNT              UPB        %
--------------------------------------------------------------------------------
0.000                                              81   $21,695,005.00    80.07%
24.000                                              2       261,601.00     0.97
36.000                                              1       153,743.00     0.57
60.000                                             12     4,983,273.00    18.39
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
wa Term: 11.472
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                    COUNT              UPB        %
--------------------------------------------------------------------------------
Not a Balloon Loan                                 96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                   COUNT              UPB        %
--------------------------------------------------------------------------------
1                                                  96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jul 20, 2004 14:05             Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                 Available; 30YR
================================================================================


--------------------------------------------------------------------------------
Mortgage Ins.                                   COUNT              UPB        %
--------------------------------------------------------------------------------
GEMICO                                              1       $58,683.00     0.22%
Lender Paid MI                                      5       740,501.00     2.73
PMI Mortgage Insurance                             18     2,383,488.00     8.80
Radian Guaranty                                     2       256,477.00     0.95
Republic Mortgage Insurance                         3       422,029.00     1.56
United Guaranty                                     5       817,745.00     3.02
LTV <=80                                           62    22,414,700.00    82.73
--------------------------------------------------------------------------------
Total:                                             96   $27,093,623.00   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jul 20, 2004 14:05             Page 4  of  4